                                                                    Exhibit 3-93
--------------------------------------------------------------------------------

DSCB 204 (Rev. 91)                                 PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
           ARTICLES OF INCORPORATION               XX DOMESTIC BUSINESS CORPORATION                                FEE
                                                                                                                 $ 75.00
                                                   |_| DOMESTIC BUSINESS CORPORATION
                                                       A CLOSE CORPORATION - COMPLETE BACK
          COMMONWEALTH OF PENNSYLVANIA
   DEPARTMENT OF STATE -- CORPORATION BUREAU       |_| DOMESTIC PROFESSIONAL CORPORATION
308 NORTH_OFFICE BUILDING, HARRISBURG, PA 17120        ENTER BOARD LICENCE NO.                                       -
-------------------------------------------------------------------------------------------------------------------------------

010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT
UNDER 15 P3. 2908 8)
Genesis Health Services, Inc.                                                                                        -
-------------------------------------------------------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)
148 West State Street, Suit 100
-------------------------------------------------------------------------------------------------------------------------------
012 CITY                           033 COUNTY                013 STATE                     064 ZIP CODE
Kennett Square                     Chester(15)               Pennsylvania                  19348
-------------------------------------------------------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION


   To have unlimited power to engage in, or to do any lawful act concerning any and all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law, Act of May 5, 1933, as amended, and to own and operate nursing homes and convalescent centers and other related health care activities.



(ATTACH 81/2 x 11 SHEET IF NECESSARY)
-------------------------------------------------------------------------------
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:

040 Number and Class of Shares               041 Stated Par Value Per         042 Total Authorized         031 Term of Existence
                                             Share If Any                     Capital
1,000 shares Common Stock                    $1.00                            $1,000                       Perpetual

-------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each incorporator:

                          061, 062
060 Name                  063, 064 Address         (Street, City, State, Zip Code)                      Number & Class of Shares
-----------------------------------------------------------------------------------------------------------------------------------
  Fred J. Berg            Four Penn Center, Phila., PA 19103                                                        1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               (ATTACH 81/2 x 11 SHEET IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, THE INCORPORATOR HAS SIGNED AND SEALED THE ARTICLES OF INCORPORATION
  THIS 26th DAY OF November 1986.

                                                      /s/ Fred J. Berg
-------------------------                            -------------------------
                                                      Fred J. Berg
-------------------------                             -------------------------

-------------------------------------------------------------------------------
                            - FOR OFFICE USE ONLY -
-------------------------------------------------------------------------------

030 FILED                     002 CODE                003REV BOX          SEQUENTIAL NO.             100 MICROFILM NUMBER
                                                                                80093                       86682111
        NOV 28 1986           -------------------     ----------------    -----------------    ------------------------------------
                              REVIEWED BY             004SICC                  AMOUNT                 001 CORPORATION NUMBER
                                                                          $  75                              950741
/s/ [graphic of signature]    -------------------     ----------------    -----------------    ------------------------------------
                              DATE APPROVED           CERTIFY TO          INPUT BY                 LOG IN      LOG IN (REFILE)
                                                                          [graphic omitted]
     Secretary of the         -------------------     |_| REV.              -----------------    -----------------------------------
       Commonwealth           DATE REJECTED                               VERIFIED BY              LOG OUT     LOG OUT (REFILE)
    Department of State                               |_| L & I           [graphic omitted]
      Commonwealth of         -------------------                        3/35
       Pennsylvania           MAILED BY DATE          |_| OTHER

                          Commonwealth of Pennsylvania

                              Department of State

                               [graphic omitted]

                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

              To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                         GENESIS HEALTH SERVICES, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                     Given under my Hand and the Great Seal of the Commonwealth,
 [graphic omitted]             at the City of Harrisburg, this 28th day
                               of November in the year of our
                               Lord one thousand nine hundred and eighty-six and of the Commonwealth the two hundred eleventh

                                    /s/ [graphic of signature]
                               ------------------------------------------------
                                   Secretary of the Commonwealth


                                                                        0950741



        BLANK ROME COMISKY & MCCAULEY ESQS
        4, PENN CENTER PLAZA
        PITTSBURGH, PA 19103

APPLICANT'S ACCT NO                                                                      Filed this 15th day of -------------------
                                                                                         December 1987
DSCB:BCL-808 (Rev. 8.72)                                                                 Commonwealth of Pennsylvania
                                                                                         Department of State
Filing Fee: $40
AB-2                                                    8776809
                                   --------------------------------------------------
Articles of                                       (Line for numbering)                   /s/ [graphic of signature]
Incorporations--
Domestic Business Corporation                 COMMONWEALTH OF PENNSYLVANIA               Secretary of the Commonwealth
                                                  DEPARTMENT OF STATE                    ------------------------------------------
                                                   CORPORATION BUREAU                             (Box for Certification)


   In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss.1808), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:
   Genesis Health Services, Inc.
  -----------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State hereby authorized to correct the following statement to conform to the records of the Department):

   148 West State Street, Suite 100
   ----------------------------------------------------------------------------
      (NUMBER)                                                  (STREET)

   Kennett Square              Pennsylvania                     18042
   ----------------------------------------------------------------------------
      (CITY)                                                    (ZIP CODE)

3. The stated by or under which it was incorporated is:

   Act of May 5, 1933, as amended
   ----------------------------------------------------------------------------

4. The date of its incorporation is: November 28, 1986
                                     ------------------------------------------

5. (Check, and if appropriate, complete one of the following):

     |_| The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

  Time: The ____________ day of _____________ , 19___________

  Place:_______________________________________________________________________

  Kind and period of notice ___________________________________________________

_______________________________________________________________________________

     |_| The amendment was adopted by a consent in writing. setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

  (a) The total number of shares outstanding was:

     100
   ----------------------------------------------------------------------------

  (b) The number of shares entitled to vote was:

     100
   ----------------------------------------------------------------------------

DSCB:BCL-808 (Rev. 8-72)-2

7. In the action taken by the shareholders:

  (a) The number of shares voted in favor of the amendment was:

     100
   ----------------------------------------------------------------------------

  (b) The number of shares voted against the amendment was:

     -1-
   ----------------------------------------------------------------------------

8. The amendment adopted by the shareholders, set forth in full, is as follows:

The name of the Corporation is hereby changed to Therapy Resources Company



  IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 30th day of November 1987

Attest:

                                              Genesis Health Services, Inc.
                                        ---------------------------------------
                                                  (NAME OF CORPORATION)

/s/ Stephen E. Luongo                       /s/ John C. Dietz
---------------------------             By: -----------------------------------
      (SIGNATURE)                                      (SIGNATURE)

Stephen E. Luongo                           John C. Dietz
Secretary                                   President
--------------------------                  -----------------------------------
(TITLE: SECRETARY, ASSISTANT                TITLE: PRESIDENT, VICE
        SECRETARY, ETC.)                           PRESIDENT, ETC.)


(CORPORATE-SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

   A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

   B. Any necessary governmental approvals shall accompany this form.

   C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

   D. If the shares of any class were entitled to vote as a class, the number of shares of such class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

   E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares af all other classes voted for and against, such amendment respectively should be set forth in Paragraphs 7(a) and 7(b)

   F. BCL ss.807 (15 P.a. ss.1807) requires that the corporation shall advertise its intention to file or the filing of articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          Commonwealth of Pennsylvania


                                 [graphic omitted]


                               Department of State

              To All to Whom These Presents Shall Come, Greeting:



   Whereas, In and by Article VIII of the Business Corporation Law, approved the fifth day of May, Anno Domini one thousand nine hundred and thirty-three,
P. L. 364, as amended, the Department of State is authorized and required to issue a

                            CERTIFICATE OF AMENDMENT

evidencing the amendment of the Articles of Incorporation of a business corporation organized under or subject to the provisions of that Law, and

   Whereas, The stipulations and conditions of that Law pertaining to the amendment of Articles of Incorporation have been fully complied with by

                       GENESIS HEALTH SERVICES, INC.
                       name changed to
                       THERAPY RESOURCES COMPANY

   Therefore, Know Ye, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, extend the rights and powers of the corporation named above, in accordance with the terms and provisions of the Articles of Amendment presented by it to the Department of State, with full power and authority to use and enjoy such rights and powers, subject to all the provisions and restrictions of the Business Corporation Law and all other applicable laws of this Commonwealth.

                     Given under my Hand and the Great Seal of the
                        Commonwealth, at the City of Harrisburg, this 15th day of December in the year of our Lord one thousand nine hundred and eighty-seven and of the Commonwealth the two hundred twelfth.

                                        /s/ [graphic of signature]
                                        ---------------------------------------
                                                 Secretary of the Commonwealth

Microfilm Number________       Filed with the Department of State on FEB 29 1996

Entity Number 950741                    /s/ [graphic of signature]
                               -------------------------------------------------
                                        Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 90)

   In compliance with the requirements of 15 Pa.C.S. ss.1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: Team Rehabilitation, Inc.

   -----------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 148 West State Street, Kennett Square, PA            19348,     Chester
       -------------------------------------------------------------------------
       Number and Street      City            State         Zip        County

   (b) c/o:
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider               County

   For a corporation represented by a commercial registered office provider, the county in (b) shall he deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: PA Bus. Law Act of 5/5/33, PL 364.

4. The date of its incorporation is: 11/28/86.

5. (Check, and if appropriate complete, one of the following):

   |x| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

   |_| The amendment shall be effective on_______________ at____________________
                                                Date                Hour
6. (Check one of the following):

   |x| The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss. 1914(a) and (b).
   |_| The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss. 1914(c).

7. (Check, and if appropriate complete, one of the following):

   |x| The amendment adopted by the corporation, set forth in full, is as follows:
   The name of the corporation is Genesis Eldercare Rehabilitation, Inc.

DSCB:15-1915 (Rev 90)-2

   |_| The amendment adopted by the corporation as set forth in full in Exhibit
        A attached hereto and made a part hereof.

8. The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 11th day of December, 1995.


                                  Team Rehabilitation, Inc.
                                  --------------------------------------
                                         (Name of Corporation)

                                  BY: /s/ [graphic of signature]
                                     -----------------------------------
                                              (Signature)

                                  TITLE: Secretary
                                        --------------------------------

Microfilm Number__________     Filed with the Department of State on MAR 20 1996

Entity Number_____________     /s/ [graphic of signature]
                               ----------------------------------
                               Secretary of the Commonwealth


                             STATEMENT OF CORRECTION
                              DSCB:15-138 (Rev 90)

   In compliance with the requirements of 15 Pa.C.S. SS.1139 (relating to statement of correction) the undersigned association or another person, desiring to correct an inaccurate record of corporate or other action or correct defective or erroneous execution of a document, hereby states that:

1. The name of the corporation is: Genesis E1dercare Rehabilitation, Inc.

2. The (a) address of this association's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby anthorized to correct the following information to conform to the records of the Department):

   (a)
      --------------------------------------------------------------------------
      Number and Street       City          State         Zip          County

   (b) c/o: C T Corporation system                           Philadelphia
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider               County

   For an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purposes.

3. The statute by or under which it was incorporated or the preceding filing was made, in the case of a filing that does not constitute a part of the articles of incorporation, is: Pa. Bus. Law of 5/5/1933.

4. The inaccuracy or defect, which appears in Department of State form 15-1915 filed on 2/29/96 and recorded in Roll and Film Number 9616-933 et seq., is:
   The new name of the corporation set forth in Section 7 of the Articles of Amendment was incorrectly stated as: Genesis Eldercare Rehabilitation, Inc.

5. (Check one of the following):

   |x| The portion of the document requiring correction in corrected form is set forth in Exhibit A attached hereto and made a part hereof.
   |_| The original document to which this statement relates shall be deemed reexecuted.
   |_| The original document of which this statement relates shall be deemed stricken from the records of the Department.

   IN TESTIMONY WHEREOF, the undersigned association or other person has caused this statement to be signed by a duly authorized officer thereof or otherwise in its name this l8th day of March 1996.

                                       Ira C. Gubernick
                                       --------------------------------------
                                                       (Name)

                                       BY: /s/ [graphic of signature]
                                       --------------------------------------
                                                     (Signature)

                                       TITLE: Secretary
                                             --------------------------------

                                    EXHIBIT A
                             STATEMENT OF CORRRECTION
                                       OF
                     GENESIS ELDERCARE REHABILITATION, INC.



7. The amendment adopted by the corporation, set forth in full, is as follows:

      The name of the corporation is Genesis Eldercare Rehabilitation Services, Inc.